Exhibit 32.01

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the KMG America Corporation Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of KMG America Corporation.

/s/ Kenneth U. Kuk	Date: August 15, 2005
Kenneth U. Kuk
Chairman, President & Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to KMG America Corporation and will be retained by KMG America Corporation and furnished to the Securities and Exchange Commission or its staff upon request.